UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

_________________, 2011

UBPS Services, LLC
Radnor Financial Center
150 North Radnor-Chester Road, Suite F-200
Radnor, Pennsylvania 19087
ATTN: Bipin Shah, Member

Gentlemen and Ladies:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement for the initial public offering (the “IPO”) of the securities of Universal Business Payment Solutions Acquisition Corporation (the “Company”) and continuing until the consummation by the Company of a “Business Combination” (as described in the Company’s registration statement in connection with the IPO), or the Company’s liquidation, UBPS Services, LLC shall make available to the Company certain administrative, technology and secretarial services, as well as the use of certain limited office space, including a conference room in Radnor, Pennsylvania, as may be required by the Company from time to time, situated at 150 North Radnor-Chester Road, Suite F-200, Radnor, Pennsylvania 19087 (or any successor location).  In exchange therefor, the Company shall pay UBPS Services, LLC the sum of $7,500 per month on the Effective Date and continuing monthly thereafter.

This letter agreement constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

This letter agreement may not be amended, modified or waived as to any particular provisions, except by a written instrument executed by all parties hereto.

No party hereto may assign either this letter agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other party.  Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee.

This letter agreement, the entire relationship of the parties hereto, and any litigation between the parties (whether grounded in contract, tort, statute, law or equity) shall be governed by, construed in accordance with, and interpreted pursuant to the laws of the State of New York.

Very truly yours,

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:
Name:	Bipin C. Shah
Title:	Chief Executive Officer

AGREED TO AND ACCEPTED BY:

UBPS SERVICES, LLC

By:
Name: Bipin C. Shah
Title: Member